UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07899 and 811-07885

Name of Fund: BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK    SOLUTIONS

BlackRock S&P 500 Index Fund
OF BLACKROCK INDEX FUNDS, INC.

ANNUAL REPORT | DECEMBER 31, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month

US equities (S&P 500 Index)	22.59%	26.46%

Small cap US equities (Russell 2000 Index)	23.90	27.17

International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78

US Treasury securities (B of A Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2009	BlackRock S&P 500 Index Fund

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2009, the Fund’s Institutional and Investor A Shares generated returns of 26.15% and 25.92%, respectively, underperforming the benchmark, the Standard & Poor’s (“S&P”) 500 Index, which returned 26.46%. The Fund invests all of its assets in Master S&P 500 Index Series (the “Series”) of Quantitative Master Series LLC. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•	Returns for the Fund’s respective share classes differ from the benchmark based on individual share-class expenses.

Describe the market environment.

•

Following a very difficult 2008, during which the world experienced an unprecedented global financial and economic meltdown, stocks entered 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From the March 2009 lows, stocks galloped higher as those fears dissipated and as massive global monetary and fiscal stimuli began to reflate economic activity. We have described it as a tug of war between the forces of debt-induced deflation and those of policy-induced reflation. While deleveraging and other deflationary forces did not leave the scene, consistent and aggressive policy ignited the reflationary process. 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as cash on the sidelines (which was producing near-zero returns) moved back into the markets. Emerging markets handily beat developed markets. Inflation fell in most countries, and widespread deflation was avoided. Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed but ended the year with sharp gains. Financial stocks and other low-quality securities led the way back and information technology was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way while at the same time masking the structural problems that remain.

•

On a total return basis, the Dow Jones Industrial Average gained 22.68%; the Nasdaq Composite advanced 45.32% (helped in large part by the exceptional performance of the technology sector); and the S&P 500 Index rose 26.46%.

•

Within the benchmark S&P 500 Index, all ten sectors recorded positive returns for the period. Information technology, materials and consumer discretionary were the best performers, while telecommunication services and utilities posted comparatively smaller gains.

Describe recent portfolio activity.

•

Throughout the 12-month period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Series may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Series’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold a security that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including advisory fees and administration fees, if any.

[2]	The Fund invests all of its assets in the Series of Quantitative Master Series LLC. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2009

		Average Annual Total Returns[4]

	6-Month Total Returns	1 Year	5 Year	10 Years

Institutional	22.47%	26.15%	0.16%	(1.26)%
Investor A	22.35	25.92	(0.09)	(1.50)
S&P 500 Index	22.59	26.46	0.42	(0.95)

[4]

Average annual total returns reflect reductions for service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees. Past performance is not indicative of future results.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,224.70	$1.85	$1,000	$1,023.54	$1.68
Investor A	$1,000	$1,223.50	$3.25	$1,000	$1,022.28	$2.96

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.33% for Institutional and 0.58% for Investor A), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Statement of Assets and Liabilities	BlackRock S&P 500 Index Fund

December 31, 2009

Assets

Investment at value — Master S&P 500 Index Series (the “Series”) (cost — $1,468,832,121)	$1,657,691,208
Withdrawals receivable from the Series	9,422,233
Capital shares sold receivable	4,190,810
Prepaid expenses	18,502

Total assets	1,671,322,753

Liabilities

Capital shares redeemed payable	13,613,043
Administration fees payable	345,817
Service fees payable	149,412
Other affiliates payable	14,283
Officer’s fees payable	199
Other accrued expenses payable	212,095

Total liabilities	14,334,849

Net Assets	$1,656,987,904

Net Assets Consist of

Paid-in capital	$1,668,523,453
Undistributed net investment income	1,014,728
Accumulated net realized loss allocated from the Series	(201,409,364)
Net unrealized appreciation/depreciation allocated from the Series	188,859,087

Net Assets	$1,656,987,904

Net Asset Value

Institutional — Based on net assets of $951,379,934 and 69,804,765 shares outstanding, 250 million shares authorized, $0.0001 par value	$13.63

Investor A — Based on net assets of $705,607,970 and 51,855,271 shares outstanding, 250 million shares authorized, $0.0001 par value	$13.61

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	7

Statement of Operations	BlackRock S&P 500 Index Fund

Year Ended December 31, 2009

Investment Income

Net investment income allocated from the Series:
Dividends	$33,762,870
Foreign taxes withheld	(10,803)
Securities lending — affiliated	497,580
Income — affiliated	50,951
Expenses	(575,833)

Total income	33,724,765

Expenses

Administration	3,559,269
Service — Investor A	1,527,817
Transfer agent — Institutional	385,626
Transfer agent — Investor A	301,105
Printing	83,061
Licensing	80,000
Registration	47,126
Professional	10,607
Officer	658
Miscellaneous	15,179

Total expenses	6,010,448

Net investment income	27,714,317

Realized and Unrealized Gain (Loss) Allocated from the Series

Net realized loss from investments and financial futures contracts	(10,017,881)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	339,946,812

Total realized and unrealized gain	329,928,931

Net Increase in Net Assets Resulting from Operations	$357,643,248

See Notes to Financial Statements.

8	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Statements of Changes in Net Assets	BlackRock S&P 500 Index Fund

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$27,714,317	$42,848,046
Net realized loss	(10,017,881)	(20,544,529)
Net change in unrealized appreciation/depreciation	339,946,812	(989,955,628)

Net increase (decrease) in net assets resulting from operations	357,643,248	(967,652,111)

Dividends to Shareholders From

Net investment income:
Institutional	(16,925,135)	(28,508,857)
Investor A	(10,932,804)	(13,949,473)

Decrease in net assets resulting from dividends to shareholders	(27,857,939)	(42,458,330)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(66,243,912)	(305,850,010)

Net Assets

Total increase (decrease) in net assets	263,541,397	(1,315,960,451)
Beginning of year	1,393,446,507	2,709,406,958

End of year	$1,656,987,904	$1,393,446,507

Undistributed net investment income	$1,014,728	$1,157,759

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	9

Financial Highlights	BlackRock S&P 500 Index Fund

	Institutional					Investor A

	Year Ended December 31,					Year Ended December 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$11.00	$18.01	$17.40	$15.29	$14.84	$10.98	$17.96	$17.36	$15.26	$14.81

Net investment income[1]	0.23	0.31	0.30	0.26	0.23	0.20	0.27	0.25	0.22	0.19
Net realized and unrealized gain (loss)	2.64	(7.01)	0.62	2.11	0.46	2.64	(6.98)	0.61	2.10	0.46

Net increase (decrease) from investment operations	2.87	(6.70)	0.92	2.37	0.69	2.84	(6.71)	0.86	2.32	0.65

Dividends from net investment income	(0.24)	(0.31)	(0.31)	(0.26)	(0.24)	(0.21)	(0.27)	(0.26)	(0.22)	(0.20)

Net asset value, end of year	$13.63	$11.00	$18.01	$17.40	$15.29	$13.61	$10.98	$17.96	$17.36	$15.26

Total Investment Return[2]

Based on net asset value	26.15%	(37.20)%	5.29%	15.49%	4.63%	25.92%	(37.36)%	4.97%	15.18%	4.38%

Ratios to Average Net Assets[3]

Total expenses	0.35%	0.35%	0.34%	0.35%	0.35%	0.61%	0.60%	0.60%	0.60%	0.60%

Net investment income	2.02%	2.00%	1.64%	1.61%	1.52%	1.76%	1.75%	1.38%	1.36%	1.27%

Supplemental Data

Net assets, end of year (000)	$951,380	$813,527	$1,779,030	$1,699,791	$1,544,023	$705,608	$579,920	$930,377	$969,213	$896,796

Portfolio turnover of the Series	7%	8%	4%	4%	11%	7%	8%	4%	4%	11%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Notes to Financial Statements	BlackRock S&P 500 Index Fund

1. Organization and Significant Accounting Policies:

BlackRock S&P 500 Index Fund (the “Fund”), is a series of BlackRock Index Funds, Inc. (the “Corporation”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”) of Quantitative Master Series LLC. The value of the Fund’s investment in the Series reflects the Fund’s proportionate interest in the net assets of the Series. The percentage of the Series owned by the Fund at December 31, 2009 was 72.8%. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Summary Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a front-end sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares and have exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information avail- able in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the Fund’s investment in the Series was classified as Level 2. More relevant disclosure regarding fair value measurements relates to the Series, which is disclosed in the Series’ Schedule of Investments included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Series are accounted for on a trade date basis. The Fund records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	11

Notes to Financial Statements (continued)	BlackRock S&P 500 Index Fund

The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Corporation, on behalf of the Fund, has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.245% of the average daily value of the Fund’s net assets.

The Administrator has entered into a voluntary arrangement with the Fund under which the annual operating expenses (after contractual fee waivers) incurred by the Fund will not exceed 0.40% for Institutional Shares and 0.65% for Investor A Shares. This arrangement has a one-year term and is renewable.

The Corporation, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL an ongoing service fee with respect to Investor A Shares. The fee is accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing services to Investor A shareholders.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2009, the Fund reimbursed the Administrator the following amounts for costs incurred running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Call Center Fees

Institutional	$5,729
Investor A	$14,426

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2009 attributable to classification of settlement proceeds was reclassified to the following accounts:

Undistributed net investment income	$591
Accumulated net realized loss	$(591)

12	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index Fund

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 was as follows:

	12/31/09	12/31/08

Ordinary income	$27,857,939	$42,458,330

As of December 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$1,014,728
Capital loss carryforwards	(102,566,722)
Net unrealized gains*	90,016,445

Total	$(11,535,549)

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$3,255,552
2011	7,823,922
2012	21,618,948
2013	28,402,088
2014	26,517,609
2017	14,948,603

Total	$102,566,722

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	35,619,342	$404,077,679	38,049,016	$551,610,604
Shares issued to shareholders in reinvestment of dividends	1,198,921	16,162,043	2,486,856	27,497,073

Total issued	36,818,263	420,239,722	40,535,872	579,107,677
Shares redeemed	(40,985,628)	(471,515,439)	(65,367,132)	(900,768,886)

Net decrease	(4,167,365)	$(51,275,717)	(24,831,260)	$(321,661,209)

Investor A

Shares sold	18,020,743	$194,637,914	18,980,933	$282,115,397
Shares issued to shareholders in reinvestment of dividends	747,595	10,058,773	1,152,672	12,743,352

Total issued	18,768,338	204,696,687	20,133,605	294,858,749
Shares redeemed	(19,707,775)	(219,664,882)	(19,127,902)	(279,047,550)

Net increase (decrease)	(939,437)	$(14,968,195)	1,005,703	$15,811,199

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through February 26, 2010, the date the financials statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	13

Report of Independent Registered Public Accounting Firm	BlackRock S&P 500 Index Fund

To the Shareholders and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, of BlackRock S&P 500 Index Fund, one of the series constituting BlackRock Index Funds, Inc., (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accord-ingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2010

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. during the fiscal year ended December 31, 2009 qualify for the dividends received deduction for corporations and consist entirely of qualified dividend income for individuals.

14	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Portfolio Information	Master S&P 500 Index Series

As of December 31, 2009

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Microsoft Corp.	2
Apple, Inc.	2
Johnson & Johnson	2
The Procter & Gamble Co.	2
International Business Machines Corp.	2
AT&T Inc.	2
JPMorgan Chase & Co.	2
General Electric Co.	2
Chevron Corp.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	20%
Financials	14
Health Care	13
Energy	11
Consumer Staples	11
Industrials	10
Consumer Discretionary	10
Utilities	4
Materials	4
Telecommunication Services	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	15

Summary Schedule of Investments December 31, 2009	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

This summary schedule of investments is presented to help investors focus on the Series’ principal holdings. It includes the Series’ 50 largest holdings, each investment of any issuer that exceeds 1% of the Series’ net assets and affiliated issues. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling (800) 441-7762 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Industry	Common Stocks	Shares	Value	Percent

Aerospace & Defense	United Technologies Corp.	214,011	$14,854,504	0.6%
	Other Securities		47,228,341	2.1

			62,082,845	2.7

Air Freight & Logistics	United Parcel Service, Inc., Class B	226,587	12,999,296	0.6
	Other Securities		9,881,200	0.4

			22,880,496	1.0

Airlines	Other Securities		1,842,173	0.1

Auto Components	Other Securities		5,035,451	0.2

Automobiles	Other Securities		8,852,391	0.4

Beverages	The Coca-Cola Co. (a)	528,783	30,140,631	1.3
	PepsiCo, Inc.	358,024	21,767,859	1.0
	Other Securities		8,070,128	0.3

			59,978,618	2.6

Biotechnology	Amgen, Inc. (b)	230,940	13,064,276	0.6
	Other Securities		21,791,701	0.9

			34,855,977	1.5

Building Products	Other Securities		1,154,613	0.1

Capital Markets	The Goldman Sachs Group, Inc.	117,323	19,808,815	0.9
	Morgan Stanley	310,133	9,179,937	0.4
	Other Securities		33,586,678	1.4

			62,575,430	2.7

Chemicals	Monsanto Co.	124,372	10,167,411	0.5
	Other Securities		34,567,575	1.5

			44,734,986	2.0

Commercial Banks	The PNC Financial Services Group, Inc. (a)(c)	105,339	5,560,846	0.2
	U.S. Bancorp	441,011	9,927,158	0.4
	Wells Fargo & Co.	1,169,447	31,563,375	1.4
	Other Securities		15,076,252	0.7

			62,127,631	2.7

Commercial Services & Supplies	Other Securities		12,049,393	0.5

Communications Equipment	Cisco Systems, Inc. (b)	1,317,304	31,536,258	1.4
	QUALCOMM, Inc.	381,201	17,634,358	0.8
	Other Securities		9,795,449	0.4

			58,966,065	2.6

Computers & Peripherals	Apple, Inc. (b)	206,003	43,437,792	1.9
	Hewlett-Packard Co.	541,111	27,872,628	1.2
	International Business Machines Corp.	299,791	39,242,642	1.7
	Other Securities		23,805,138	1.1

			134,358,200	5.9

Construction & Engineering	Other Securities		3,730,494	0.2

Construction Materials	Other Securities		1,525,955	0.1

Consumer Finance	American Express Co.	273,274	11,073,062	0.5
	Other Securities		7,004,520	0.3

			18,077,582	0.8

Containers & Packaging	Other Securities		4,707,288	0.2

Distributors	Other Securities		1,449,958	0.1

See Notes to Financial Statements.

16	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Summary Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Diversified Consumer Services	Other Securities		$4,353,773	0.2%

Diversified Financial Services	Bank of America Corp. (a)	2,267,852	34,153,851	1.5
	Citigroup, Inc. (a)	4,471,479	14,800,595	0.7
	JPMorgan Chase & Co.	901,847	37,579,964	1.6
	Other Securities		11,321,284	0.5

			97,855,694	4.3

Diversified Telecommunication Services	AT&T Inc.	1,350,891	37,865,475	1.7
	Verizon Communications, Inc.	648,257	21,476,754	0.9
	Other Securities		5,560,602	0.2

			64,902,831	2.8

Electric Utilities	Other Securities		45,590,363	2.0

Electrical Equipment	Other Securities		11,415,356	0.5

Electronic Equipment, Instruments & Components	Other Securities		13,842,270	0.6

Energy Equipment & Services	Schlumberger Ltd.	275,890	17,957,680	0.8
	Other Securities		23,462,038	1.0

			41,419,718	1.8

Food & Staples Retailing	CVS Caremark Corp. (a)	323,152	10,408,726	0.5
	Wal-Mart Stores, Inc.	489,109	26,142,876	1.1
	Other Securities		23,942,819	1.1

			60,494,421	2.7

Food Products	Kraft Foods, Inc.	341,351	9,277,920	0.4
	Other Securities		28,420,575	1.2

			37,698,495	1.6

Gas Utilities	Other Securities		3,548,387	0.2

Health Care Equipment & Supplies	Medtronic, Inc.	252,557	11,107,457	0.5
	Other Securities		34,396,801	1.5

			45,504,258	2.0

Health Care Providers & Services	Other Securities		48,811,115	2.1

Health Care Technology	Other Securities		899,283	0.0

Hotels, Restaurants & Leisure	McDonald’s Corp.	246,301	15,379,034	0.7
	Other Securities		18,060,844	0.8

			33,439,878	1.5

Household Durables	Other Securities		7,859,722	0.3

Household Products	Colgate-Palmolive Co. (a)	113,484	9,322,711	0.4
	The Procter & Gamble Co.	668,694	40,542,917	1.8
	Other Securities		7,748,320	0.3

			57,613,948	2.5

IT Services	Other Securities		36,471,277	1.6

Independent Power Producers & Energy Traders	Other Securities		3,708,051	0.2

Industrial Conglomerates	3M Co.	161,585	13,358,232	0.6
	General Electric Co.	2,435,637	36,851,188	1.6
	Other Securities		1,112,386	0.1

			51,321,806	2.3

Insurance	Other Securities		54,856,243	2.4

Internet & Catalog Retail	Amazon.com, Inc. (a)(b)	76,080	10,234,282	0.5
	Other Securities		3,379,240	0.1

			13,613,522	0.6

Internet Software & Services	Google, Inc., Class A (b)	55,189	34,216,076	1.5
	Other Securities		12,556,295	0.6

			46,772,371	2.1

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	17

Summary Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Leisure Equipment & Products	Other Securities		$2,914,722	0.1%

Life Sciences Tools & Services	Other Securities		9,633,974	0.4

Machinery	Other Securities		37,099,611	1.6

Media	Comcast Corp., Class A	651,466	10,983,717	0.5
	The Walt Disney Co. (a)	442,640	14,275,140	0.6
	Other Securities		40,852,428	1.8

			66,111,285	2.9

Metals & Mining	Other Securities		24,514,575	1.1

Multi-Utilities	Other Securities		31,096,807	1.4

Multiline Retail	Other Securities		18,458,624	0.8

Office Electronics	Other Securities		1,717,896	0.1

Oil, Gas & Consumable Fuels	Chevron Corp.	459,429	35,371,439	1.5
	ConocoPhillips	338,605	17,292,557	0.8
	Exxon Mobil Corp. (a)(d)	1,085,127	73,994,810	3.2
	Occidental Petroleum Corp.	185,219	15,067,566	0.7
	Other Securities		76,643,266	3.4

			218,369,638	9.6

Paper & Forest Products	Other Securities		5,999,649	0.3

Personal Products	Other Securities		6,419,273	0.3

Pharmaceuticals	Abbott Laboratories (d)	352,954	19,055,986	0.8
	Bristol-Myers Squibb Co.	395,031	9,974,533	0.4
	Johnson & Johnson (a)	629,637	40,554,919	1.8
	Merck & Co, Inc.	700,117	25,582,275	1.1
	Pfizer, Inc.	1,841,656	33,499,723	1.5
	Other Securities		17,952,983	0.8

			146,620,419	6.4

Professional Services	Other Securities		3,524,832	0.1

Real Estate Investment Trusts (REITs)	Other Securities		26,627,767	1.2

Real Estate Management & Development	Other Securities		766,583	0.0

Road & Rail	Other Securities		22,566,891	1.0

Semiconductors & Semiconductor Equipment	Intel Corp.	1,266,053	25,827,481	1.2
	Other Securities		32,638,062	1.4

			58,465,543	2.6

Software	Microsoft Corp.	1,766,787	53,869,336	2.4
	Oracle Corp.	894,619	21,953,950	1.0
	Other Securities		23,744,959	1.0

			99,568,245	4.4

Specialty Retail	Home Depot, Inc.	388,073	11,226,952	0.5
	Other Securities		32,586,188	1.4

			43,813,140	1.9

Textiles, Apparel & Luxury Goods	Other Securities		11,117,607	0.5

Thrifts & Mortgage Finance	Other Securities		2,934,954	0.1

Tobacco	Altria Group, Inc. (a)	472,937	9,283,753	0.4
	Philip Morris International, Inc.	434,637	20,945,157	0.9
	Other Securities		4,924,939	0.2

			35,153,849	1.5

Trading Companies & Distributors	Other Securities		2,677,444	0.1

Wireless Telecommunication Services	Other Securities		6,954,668	0.3

	Total Long-Term Securities (Cost — $2,113,788,571)		2,266,106,324	99.4

See Notes to Financial Statements.

18	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Summary Schedule of Investments (concluded)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value	Percent

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(e)	4,444,194	$4,444,194	0.2%

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(e)(f)	$270,314	270,313,884	11.9

Total Short-Term Securities (Cost — $274,758,078)		274,758,078	12.1

Total Investments (Cost — $2,388,546,649*)		2,540,864,402	111.5
Liabilities in Excess of Other Assets		(262,205,790)	(11.5)

Net Assets		$2,278,658,612	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,939,009,281

Gross unrealized appreciation	$816,914,799
Gross unrealized depreciation	(215,059,678)

Net unrealized appreciation	$601,855,121

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost		Realized Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$4,444,1941		—		—	$43,081
BlackRock Liquidity Series, LLC Cash Sweep Series	—		$36,541,122	[2]	—	$27,655
BlackRock Liquidity Series, LLC Money Market Series	$241,458,239	[1]	—		—	$687,929
The PNC Financial Services Group, Inc.	$3,886,138		$2,749,914		$(2,358,687)	$101,431

[1]	Represents net purchase cost.

[2]	Represents net sale cost.

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from securities loans.

•

For Series compliance purposes, the Series’industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine industry sub-classification for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

36	S&P 500 Index	March 2010	$10,000,939	$(4,639)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1:
Long-Term Investments[1]	$2,266,106,324
Short-Term Securities	4,444,194

Total Level 1	2,270,550,518

Level 2 — Short-Term Securities	270,313,884
Level 3	—

Total	$2,540,864,402

[1] See above Schedule of Investments for values in each industry.

Valuation Inputs	Other Financial Instruments[2]

Liabilities

Level 1	$(4,639)
Level 2	—
Level 3	—

Total	$(4,639)

[2]	Other financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	19

Statement of Assets and Liabilities	Master S&P 500 Index Series

December 31, 2009

Assets

Investments at value — unaffiliated (including securities loaned of $260,199,823) (cost — $2,109,033,154)	$2,260,545,478
Investments at value — affiliated (cost — $279,513,495)	280,318,924
Investments sold receivable	14,861,885
Dividends receivable	3,091,275
Securities lending income receivable — affiliated	57,768
Prepaid expenses	108,641
Other assets	421,428

Total assets	2,559,405,399

Liabilities

Collateral at value — securities loaned	270,313,884
Withdrawals payable to investors	9,792,004
Investments purchased payable	446,689
Margin variation payable	60,304
Other affiliates payable	10,528
Investment advisory fees payable	9,413
Directors’ fees payable	996
Other accrued expenses payable	112,969

Total liabilities	280,746,787

Net Assets	$2,278,658,612

Net Assets Consist of

Investors’ capital	$2,126,345,498
Net unrealized appreciation/depreciation	152,313,114

Net Assets	$2,278,658,612

See Notes to Financial Statements.

20	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Statement of Operations	Master S&P 500 Index Series

Year Ended December 31, 2009

Investment Income

Dividends	$46,556,220
Foreign taxes withheld	(14,971)
Securities lending — affiliated	687,929
Income — affiliated	172,167

Total income	47,401,345

Expenses

Accounting services	392,391
Investment advisory	200,618
Custodian	106,616
Professional	85,895
Directors	42,577
Registration	20,000
Printing	7,063
Miscellaneous	48,274

Total expenses	903,434
Less fees waived by advisor	(108,206)

Total expenses after fees waived	795,228

Net investment income	46,606,117

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(61,899,022)
Investments — affiliated	(2,358,687)
Financial futures contracts	3,451,515

(60,806,194)

Net change in unrealized appreciation/depreciation on:
Investments	511,610,214
Financial futures contracts	(899,886)

510,710,328

Total realized and unrealized gain	449,904,134

Net Increase in Net Assets Resulting from Operations	$496,510,251

See Notes to Financial Statements.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	21

Statements of Changes in Net Assets	Master S&P 500 Index Series

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$46,606,117	$70,724,863
Net realized loss	(60,806,194)	(113,415,607)
Net change in unrealized appreciation/depreciation	510,710,328	(1,271,188,078)

Net increase (decrease) in net assets resulting from operations	496,510,251	(1,313,878,822)

Capital Transactions

Proceeds from contributions	667,013,781	937,675,170
Value of withdrawals	(838,713,754)	(1,391,118,850)

Net decrease in net assets derived from capital transactions	(171,699,973)	(453,443,680)

Net Assets

Total increase (decrease) in net assets	324,810,278	(1,767,322,502)
Beginning of year	1,953,848,334	3,721,170,836

End of year	$2,278,658,612	$1,953,848,334

Financial Highlights	Master S&P 500 Index Series

	Year Ended December 31,

	2009	2008	2007	2006	2005

Total Investment Return

Total investment return	26.61%	(36.92)%	5.56%	15.85%	4.96%

Ratios to Average Net Assets

Total expenses	0.05%	0.04%	0.04%	0.04%	0.03%

Total expenses after fees waived and paid indirectly	0.04%	0.04%	0.03%	0.04%	0.03%

Net investment income	2.32%	2.31%	1.95%	1.92%	1.84%

Supplemental Data

Net assets, end of year (000)	$2,278,659	$1,953,848	$3,721,171	$2,810,633	$2,945,782

Portfolio turnover	7%	8%	4%	4%	11%

See Notes to Financial Statements.

22	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Notes to Financial Statements	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a non-diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: The Series’ policy is to value instruments at fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

The Series values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Series either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts) the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Securities Lending: The Series may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. The Series typically receives the income on the loaned securities but does not receive income on the collateral. The Series may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Series may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as of reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	23

Notes to Financial Statements (continued)	Master S&P 500 Index Series

provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remain open for each of the four years ended December 31, 2009. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Series’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Series’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Series may engage in various portfolio investment strategies both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to the Series from its counterparties are not fully collateralized contractually or otherwise, the Series bears the risk of loss from counterparty nonperformance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Series may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of December 31, 2009

	Liability Derivatives

	Statement of Assets and Liabilities Location	Value

Equity contracts*	Net unrealized appreciation/ depreciation	$4,639

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

24	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Notes to Financial Statements (continued)	Master S&P 500 Index Series

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2009

Net Realized Gain (Loss) from Financial Futures Contracts

Equity contracts	$3,451,515

Net Change in Unrealized Appreciation/Depreciation on Financial Futures Contracts

Equity contracts	$(899,886)

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:
Average number of contracts	98
Average value	$769,218

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series’ investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets. However, the Manager has entered into a contract with the Master LLC, on behalf of the Series, that provides that the investment advisory fee for the Series, when combined with the administrative fee of a certain feeder fund, will not exceed a specified amount. As a result, the Series pays a monthly fee at an annual rate of 0.005% of the average daily value of the Series’ net assets. For the year ended December 31, 2009, the Series waived $100,309, which is included in fees waived by advisor in the Statement of Operations.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through is investment in affiliated money market funds. For the year ended December 31, 2009, the Series waived $7,897, which is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Manager.

For the year ended December 31, 2009, the Series reimbursed the Manager $41,539 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Series, may invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Series on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended December 31, 2009, BIM received $172,086 in securities lending agent fees.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2009, were $140,795,495 and $238,645,564, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	25

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Series did not borrow under the credit agreement during the year ended December 31, 2009.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the companies whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

The Series invests a significant portion of its assets in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Series, and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through February 26, 2010, the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm	Master S&P 500 Index Series

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master S&P 500 Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Master LLC”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master S&P 500 Index Series of Quantitative Master Series LLC as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2010

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	27

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.

				36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since from 1998 to 2008.

				36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

28	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				36 RICs consisting of 106 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served as a director for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Corporation/Master LLC board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			173 RICs consisting of 304 Portfolios	None

3

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Corporation/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	29

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Corporation/Master LLC Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Corporation/Master LLC serve at the pleasure of the Board of Directors.

Further information about the Corporation/Master LLC’s Officers and Directors is available in the Corporation/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodian

State Street Bank
and Trust Company
Boston, MA 02266

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank
and Trust Company
Princeton, NJ 08540

Distributor

BlackRock
Investments, LLC
New York, NY 10022

Legal Counsel

Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

30	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)        Access the BlackRock website at
        http://www.blackrock.com/edelivery

2)        Click on the applicable link and follow the steps to sign up

3)        Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Series voted proxies relating to securities held in the Fund’s/Series’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Series files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	31

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK S&P 500 INDEX FUND	DECEMBER 31, 2009

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#Index 4-12/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc.	$6,800	$6,800	$0	$0	$6,100	$6,100	$1,028	$1,049
Master S&P 500 Index Series of Quantitative Master Series LLC	$33,500	$33,300	$0	$0	$17,000	$17,000	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc.	$414,628	$412,149
Master S&P 500 Index Series of Quantitative Master Series LLC	$424,500	$422,000

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) Master S&P 500 Index Series - Schedule of Investments

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Aerospace & Defense - 2.7%	Boeing Co.	163,661	$8,858,970
	General Dynamics Corp.	89,657	6,111,918
	Goodrich Corp.	28,849	1,853,548
	Honeywell International, Inc.	171,174	6,710,021
	ITT Corp.	43,482	2,162,795
	L-3 Communications Holdings, Inc.	25,167	2,188,271
	Lockheed Martin Corp.	71,451	5,383,833
	Northrop Grumman Corp.	69,462	3,879,453
	Precision Castparts Corp.	32,600	3,597,410
	Raytheon Co.	85,183	4,388,628
	Rockwell Collins, Inc.	37,816	2,093,494
	United Technologies Corp.	214,011	14,854,504

			62,082,845

Air Freight & Logistics - 1.0%	C.H. Robinson Worldwide, Inc.	39,492	2,319,365
	Expeditors International Washington, Inc.	49,400	1,715,662
	FedEx Corp. (a)	70,056	5,846,173
	United Parcel Service, Inc., Class B	226,587	12,999,296

			22,880,496

Airlines - 0.1%	Southwest Airlines Co. (a)	161,170	1,842,173

Auto Components - 0.2%	The Goodyear Tire & Rubber Co. (b)	56,383	795,000
	Johnson Controls, Inc.	155,670	4,240,451

			5,035,451

Automobiles - 0.4%	Ford Motor Co. (a)(b)	747,574	7,475,740
	Harley-Davidson, Inc. (a)	54,629	1,376,651

			8,852,391

Beverages - 2.6%	Brown-Forman Corp., Class B	23,391	1,253,056
	The Coca-Cola Co. (a)	528,783	30,140,631
	Coca-Cola Enterprises, Inc.	75,923	1,609,568
	Constellation Brands, Inc., Class A (b)	45,656	727,300
	Dr. Pepper Snapple Group, Inc.	59,400	1,681,020
	Molson Coors Brewing Co., Class B	35,600	1,607,696
	Pepsi Bottling Group, Inc.	31,773	1,191,488
	PepsiCo, Inc.	358,024	21,767,859

			59,978,618

Biotechnology - 1.5%	Amgen, Inc. (b)	230,940	13,064,276
	Biogen Idec, Inc. (a)(b)	64,222	3,435,877
	Celgene Corp. (b)	103,236	5,748,180
	Cephalon, Inc. (b)	15,500	967,355
	Genzyme Corp. (b)	58,523	2,868,212
	Gilead Sciences, Inc. (a)(b)	202,682	8,772,077

			34,855,977

Building Products - 0.1%	Masco Corp. (a)	83,607	1,154,613

Capital Markets - 2.7%	Ameriprise Financial, Inc.	60,273	2,339,798
	The Bank of New York Mellon Corp.	271,177	7,584,821
	The Charles Schwab Corp.	211,994	3,989,727
	E*Trade Financial Corp. (b)	373,782	654,118

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Federated Investors, Inc., Class B (a)	21,148	$581,570
	Franklin Resources, Inc.	35,022	3,689,568
	The Goldman Sachs Group, Inc.	117,323	19,808,815
	Invesco Ltd.	98,600	2,316,114
	Janus Capital Group, Inc.	40,132	539,775
	Legg Mason, Inc.	38,454	1,159,773
	Morgan Stanley	310,133	9,179,937
	Northern Trust Corp.	52,861	2,769,916
	State Street Corp.	111,015	4,833,593
	T. Rowe Price Group, Inc. (a)	58,740	3,127,905

			62,575,430

Chemicals - 2.0%	Air Products & Chemicals, Inc.	48,918	3,965,293
	Airgas, Inc.	19,000	904,400
	CF Industries Holdings, Inc.	11,300	1,025,814
	The Dow Chemical Co. (a)	262,453	7,251,576
	E.I. du Pont de Nemours & Co.	202,837	6,829,522
	Eastman Chemical Co.	17,362	1,045,887
	Ecolab, Inc.	52,495	2,340,227
	FMC Corp.	17,100	953,496
	International Flavors & Fragrances, Inc.	18,364	755,495
	Monsanto Co.	124,372	10,167,411
	PPG Industries, Inc.	38,247	2,238,979
	Praxair, Inc.	71,457	5,738,712
	Sigma-Aldrich Corp.	30,045	1,518,174

			44,734,986

Commercial Banks - 2.7%	BB&T Corp. (a)	156,796	3,977,914
	Comerica, Inc.	35,243	1,042,135
	Fifth Third Bancorp	179,297	1,748,146
	First Horizon National Corp. (b)	52,167	699,044
	Huntington Bancshares, Inc.	156,029	569,506
	KeyCorp	200,482	1,112,675
	M&T Bank Corp. (a)	18,466	1,235,191
	Marshall & Ilsley Corp.	115,021	626,864
	The PNC Financial Services Group, Inc. (a)(c)	105,339	5,560,846
	Regions Financial Corp. (a)	268,748	1,421,677
	SunTrust Banks, Inc.	113,111	2,295,022
	U.S. Bancorp	441,011	9,927,158
	Wells Fargo & Co.	1,169,447	31,563,375
	Zions Bancorporation (a)	27,130	348,078

			62,127,631

Commercial Services & Supplies - 0.5%	Avery Dennison Corp.	24,812	905,390
	Cintas Corp.	31,497	820,497
	Iron Mountain, Inc. (a)(b)	43,000	978,680
	Pitney Bowes, Inc.	49,262	1,121,203
	R.R. Donnelley & Sons Co.	48,022	1,069,450
	Republic Services, Inc., Class A	76,799	2,174,180

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Stericycle, Inc. (b)	20,100	$1,108,917
	Waste Management, Inc.	114,495	3,871,076

			12,049,393

Communications Equipment - 2.6%	Cisco Systems, Inc. (b)	1,317,304	31,536,258
	Harris Corp.	32,000	1,521,600
	JDS Uniphase Corp. (b)	51,672	426,294
	Juniper Networks, Inc. (a)(b)	118,283	3,154,608
	Motorola, Inc.	536,408	4,162,526
	QUALCOMM, Inc.	381,201	17,634,358
	Tellabs, Inc. (b)	93,384	530,421

			58,966,065

Computers & Peripherals - 5.9%	Apple, Inc. (b)	206,003	43,437,792
	Dell, Inc. (b)	388,021	5,571,981
	EMC Corp. (b)	459,738	8,031,623
	Hewlett-Packard Co.	541,111	27,872,628
	International Business Machines Corp.	299,791	39,242,642
	Lexmark International, Inc., Class A (b)	18,244	473,979
	NetApp, Inc. (a)(b)	75,100	2,582,689
	QLogic Corp. (b)	27,581	520,453
	SanDisk Corp. (b)	49,647	1,439,267
	Sun Microsystems, Inc. (b)	176,632	1,655,042
	Teradata Corp. (b)	41,800	1,313,774
	Western Digital Corp. (b)	50,200	2,216,330

			134,358,200

Construction & Engineering - 0.2%	Fluor Corp.	39,136	1,762,685
	Jacobs Engineering Group, Inc. (b)	26,500	996,665
	Quanta Services, Inc. (b)	46,600	971,144

			3,730,494

Construction Materials - 0.1%	Vulcan Materials Co. (a)	28,972	1,525,955

Consumer Finance - 0.8%	American Express Co.	273,274	11,073,062
	Capital One Financial Corp. (a)	100,819	3,865,400
	Discover Financial Services, Inc.	127,766	1,879,438
	SLM Corp. (b)	111,773	1,259,682

			18,077,582

Containers & Packaging - 0.2%	Ball Corp.	21,933	1,133,936
	Bemis Co.	23,430	694,700
	Owens-Illinois, Inc. (b)	40,000	1,314,800
	Pactiv Corp. (b)	31,289	755,316
	Sealed Air Corp.	36,987	808,536

			4,707,288

Distributors - 0.1%	Genuine Parts Co.	38,197	1,449,958

Diversified Consumer Services - 0.2%	Apollo Group, Inc., Class A (b)	28,031	1,698,118
	DeVry, Inc.	14,700	833,931
	H&R Block, Inc.	80,536	1,821,724

			4,353,773

Diversified Financial Services - 4.3%	Bank of America Corp. (a)	2,267,852	34,153,851
	CME Group, Inc. (a)	15,160	5,093,002

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Citigroup, Inc. (a)	4,471,479	$14,800,595
	IntercontinentalExchange, Inc. (b)	16,900	1,897,870
	JPMorgan Chase & Co.	901,847	37,579,964
	Leucadia National Corp. (b)	42,400	1,008,696
	Moody’s Corp. (a)	42,155	1,129,754
	The NASDAQ Stock Market, Inc. (b)	32,600	646,132
	NYSE Euronext (a)	61,100	1,545,830

			97,855,694

Diversified Telecommunication Services - 2.8%	AT&T Inc.	1,350,891	37,865,475
	CenturyTel, Inc.	65,456	2,370,162
	Frontier Communications Corp.	73,004	570,161
	Qwest Communications International, Inc. (a)	346,626	1,459,295
	Verizon Communications, Inc.	648,257	21,476,754
	Windstream Corp.	105,640	1,160,984

			64,902,831

Electric Utilities - 2.0%	Allegheny Energy, Inc.	41,018	963,103
	American Electric Power Co., Inc.	105,655	3,675,737
	Duke Energy Corp.	290,934	5,006,974
	Edison International	75,947	2,641,437
	Entergy Corp.	43,670	3,573,953
	Exelon Corp.	148,111	7,238,184
	FPL Group, Inc.	95,664	5,052,972
	FirstEnergy Corp.	67,034	3,113,729
	Northeast Utilities, Inc.	37,495	966,996
	PPL Corp.	87,969	2,842,278
	Pepco Holdings, Inc.	54,184	913,000
	Pinnacle West Capital Corp.	24,958	912,964
	Progress Energy, Inc.	66,360	2,721,424
	The Southern Co.	179,100	5,967,612

			45,590,363

Electrical Equipment - 0.5%	Emerson Electric Co.	171,430	7,302,918
	First Solar, Inc. (a)(b)	10,600	1,435,240
	Rockwell Automation, Inc.	33,911	1,593,139
	Roper Industries, Inc.	20,700	1,084,059

			11,415,356

Electronic Equipment, Instruments & Components - 0.6%	Agilent Technologies, Inc. (b)	81,549	2,533,727
	Amphenol Corp., Class A	41,200	1,902,616
	Corning, Inc.	350,749	6,772,963
	Flir Systems, Inc. (b)	33,500	1,096,120
	Jabil Circuit, Inc.	47,486	824,832
	Molex, Inc.	33,040	712,012

			13,842,270

Energy Equipment & Services - 1.8%	BJ Services Co.	67,833	1,261,694
	Baker Hughes, Inc. (a)	70,145	2,839,470
	Cameron International Corp. (b)	56,000	2,340,800
	Diamond Offshore Drilling, Inc. (a)	14,700	1,446,774
	FMC Technologies, Inc. (b)	29,500	1,706,280

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Halliburton Co.	202,351	$6,088,742
	Nabors Industries Ltd. (b)	65,879	1,442,091
	National Oilwell Varco, Inc.	97,390	4,293,925
	Rowan Cos., Inc.	26,240	594,074
	Schlumberger Ltd.	275,890	17,957,680
	Smith International, Inc.	53,301	1,448,188

			41,419,718

Food & Staples Retailing - 2.7%	CVS Caremark Corp. (a)	323,152	10,408,726
	Costco Wholesale Corp. (a)	97,524	5,770,495
	The Kroger Co.	142,741	2,930,473
	SUPERVALU, Inc.	50,610	643,253
	SYSCO Corp. (a)	130,815	3,654,971
	Safeway, Inc.	87,710	1,867,346
	Wal-Mart Stores, Inc.	489,109	26,142,876
	Walgreen Co.	222,744	8,179,160
	Whole Foods Market, Inc. (a)(b)	32,682	897,121

			60,494,421

Food Products - 1.6%	Archer-Daniels-Midland Co.	143,118	4,481,024
	Campbell Soup Co.	46,862	1,583,936
	ConAgra Foods, Inc.	104,020	2,397,661
	Dean Foods Co. (b)	41,149	742,328
	General Mills, Inc.	72,860	5,159,217
	H.J. Heinz Co. (a)	72,907	3,117,503
	The Hershey Co.	39,746	1,422,509
	Hormel Foods Corp.	16,400	630,580
	The J.M. Smucker Co.	28,300	1,747,525
	Kellogg Co.	58,786	3,127,415
	Kraft Foods, Inc.	341,351	9,277,920
	McCormick & Co., Inc.	30,548	1,103,699
	Sara Lee Corp.	165,805	2,019,505
	Tyson Foods, Inc., Class A (a)	72,345	887,673

			37,698,495

Gas Utilities - 0.2%	EQT Corp.	31,300	1,374,696
	Nicor, Inc.	10,658	448,702
	Questar Corp.	41,496	1,724,989

			3,548,387

Health Care Equipment & Supplies - 2.0%	Baxter International, Inc.	135,577	7,955,658
	Becton Dickinson & Co.	55,124	4,347,079
	Boston Scientific Corp. (b)	350,513	3,154,617
	C.R. Bard, Inc.	23,006	1,792,167
	CareFusion Corp. (b)	43,358	1,084,384
	Dentsply International, Inc.	35,700	1,255,569
	Hospira, Inc. (b)	37,327	1,903,677
	Intuitive Surgical, Inc. (a)(b)	8,812	2,672,856
	Medtronic, Inc.	252,557	11,107,457
	St. Jude Medical, Inc. (b)	74,115	2,725,950
	Stryker Corp.	63,139	3,180,311

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Varian Medical Systems, Inc. (b)	29,209	$1,368,442
	Zimmer Holdings, Inc. (b)	50,010	2,956,091

			45,504,258

Health Care Providers & Services - 2.1%	Aetna, Inc.	96,011	3,043,549
	AmerisourceBergen Corp.	68,882	1,795,754
	Cardinal Health, Inc.	80,216	2,586,164
	Cigna Corp.	60,057	2,118,210
	Coventry Health Care, Inc. (b)	35,699	867,129
	DaVita, Inc. (b)	24,800	1,456,752
	Express Scripts, Inc. (b)	62,470	5,400,532
	Humana, Inc. (b)	36,784	1,614,450
	Laboratory Corp. of America Holdings (b)	24,023	1,797,881
	McKesson Corp.	59,591	3,724,438
	Medco Health Solutions, Inc. (b)	110,436	7,057,965
	Patterson Cos., Inc. (b)	21,966	614,609
	Quest Diagnostics, Inc.	34,942	2,109,798
	Tenet Healthcare Corp. (b)	97,485	525,444
	UnitedHealth Group, Inc.	262,445	7,999,324
	WellPoint, Inc. (b)	104,634	6,099,116

			48,811,115

Health Care Technology - 0.0%	IMS Health, Inc.	42,701	899,283

Hotels, Restaurants & Leisure - 1.5%	Carnival Corp. (b)	102,885	3,260,426
	Darden Restaurants, Inc.	28,859	1,012,085
	International Game Technology	68,868	1,292,652
	Marriott International, Inc., Class A (a)	61,262	1,669,390
	McDonald’s Corp.	246,301	15,379,034
	Starbucks Corp. (b)	165,691	3,820,834
	Starwood Hotels & Resorts Worldwide, Inc.	43,111	1,576,569
	Wyndham Worldwide Corp.	44,185	891,211
	Wynn Resorts Ltd. (a)	15,000	873,450
	Yum! Brands, Inc.	104,782	3,664,227

			33,439,878

Household Durables - 0.3%	Black & Decker Corp.	14,007	908,074
	D.R. Horton, Inc. (a)	65,011	706,670
	Fortune Brands, Inc.	35,551	1,535,803
	Harman International Industries, Inc.	13,957	492,403
	Leggett & Platt, Inc.	36,552	745,661
	Lennar Corp., Class A	33,391	426,403
	Newell Rubbermaid, Inc.	64,533	968,640
	Pulte Homes, Inc. (a)	78,575	785,750
	Whirlpool Corp.	15,997	1,290,318

			7,859,722

Household Products - 2.5%	Clorox Co.	29,937	1,826,157
	Colgate-Palmolive Co. (a)	113,484	9,322,711
	Kimberly-Clark Corp.	92,955	5,922,163
	The Procter & Gamble Co.	668,694	40,542,917

			57,613,948

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

IT Services - 1.6%	Affiliated Computer Services, Inc., Class A (b)	23,338	$1,393,045
	Automatic Data Processing, Inc.	113,243	4,849,065
	Cognizant Technology Solutions Corp. (b)	67,902	3,075,961
	Computer Sciences Corp. (b)	36,251	2,085,520
	Fidelity National Information Services, Inc.	72,564	1,700,900
	Fiserv, Inc. (b)	36,282	1,758,951
	MasterCard, Inc., Class A (a)	21,594	5,527,632
	Paychex, Inc. (a)	69,679	2,134,965
	SAIC, Inc. (b)	64,800	1,227,312
	Total System Services, Inc. (a)	46,200	797,874
	Visa, Inc., Class A	101,300	8,859,698
	The Western Union Co.	162,353	3,060,354

			36,471,277

Independent Power Producers & Energy Traders - 0.2%	The AES Corp. (b)	155,063	2,063,889
	Constellation Energy Group, Inc.	46,749	1,644,162

			3,708,051

Industrial Conglomerates - 2.3%	3M Co.	161,585	13,358,232
	General Electric Co.	2,435,637	36,851,188
	Textron, Inc.	59,138	1,112,386

			51,321,806

Insurance - 2.4%	Aflac, Inc.	108,574	5,021,548
	The Allstate Corp.	125,900	3,782,036
	American International Group, Inc. (a)(b)	28,379	850,802
	Aon Corp.	64,431	2,470,285
	Assurant, Inc.	28,152	829,921
	Chubb Corp.	75,597	3,717,860
	Cincinnati Financial Corp.	38,062	998,747
	Genworth Financial, Inc., Class A (a)(b)	106,275	1,206,221
	Hartford Financial Services Group, Inc.	89,424	2,080,002
	Lincoln National Corp.	67,431	1,677,683
	Loews Corp.	85,170	3,095,930
	Marsh & McLennan Cos., Inc.	121,460	2,681,837
	MetLife, Inc.	183,946	6,502,491
	Principal Financial Group, Inc.	73,198	1,759,680
	The Progressive Corp.	159,747	2,873,849
	Prudential Financial, Inc.	107,439	5,346,165
	Torchmark Corp.	19,920	875,484
	The Travelers Cos., Inc.	122,346	6,100,172
	UnumProvident Corp.	78,167	1,525,820
	XL Capital Ltd., Class A	79,635	1,459,710

			54,856,243

Internet & Catalog Retail - 0.6%	Amazon.com, Inc. (a)(b)	76,080	10,234,282
	Expedia, Inc. (b)	49,000	1,259,790
	Priceline.com, Inc. (a)(b)	9,700	2,119,450

			13,613,522

Internet Software & Services - 2.1%	AOL, Inc. (b)	1	15
	Akamai Technologies, Inc. (a)(b)	40,300	1,020,799

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	eBay, Inc. (b)	253,088	$5,957,692
	Google, Inc., Class A (b)	55,189	34,216,076
	VeriSign, Inc. (b)	44,973	1,090,146
	Yahoo! Inc. (b)	267,440	4,487,643

			46,772,371

Leisure Equipment & Products - 0.1%	Eastman Kodak Co. (a)	63,127	266,396
	Hasbro, Inc.	29,204	936,280
	Mattel, Inc.	85,688	1,712,046

			2,914,722

Life Sciences Tools & Services - 0.4%	Life Technologies Corp. (b)	40,567	2,118,814
	Millipore Corp. (b)	13,383	968,260
	PerkinElmer, Inc.	27,661	569,540
	Thermo Fisher Scientific, Inc. (b)	95,366	4,548,005
	Waters Corp. (b)	23,069	1,429,355

			9,633,974

Machinery - 1.6%	Caterpillar, Inc. (a)	140,616	8,013,706
	Cummins, Inc.	47,062	2,158,263
	Danaher Corp.	58,351	4,387,995
	Deere & Co. (a)	94,808	5,128,165
	Dover Corp.	43,887	1,826,138
	Eaton Corp.	38,523	2,450,833
	Flowserve Corp.	13,100	1,238,343
	Illinois Tool Works, Inc.	89,529	4,296,497
	PACCAR, Inc.	84,577	3,067,608
	Pall Corp.	27,675	1,001,835
	Parker Hannifin Corp.	37,368	2,013,388
	Snap-On, Inc.	13,479	569,623
	The Stanley Works (a)	18,389	947,217

			37,099,611

Media - 2.9%	CBS Corp., Class B	157,112	2,207,424
	Comcast Corp., Class A	651,466	10,983,717
	DIRECTV, Class A (a)(b)	215,368	7,182,523
	Gannett Co., Inc.	49,125	729,506
	Interpublic Group of Cos., Inc. (b)	111,846	825,423
	The McGraw-Hill Cos., Inc. (a)	73,201	2,452,966
	Meredith Corp.	8,445	260,528
	The New York Times Co., Class A (a)	27,298	337,403
	News Corp., Class A	511,993	7,009,184
	Omnicom Group, Inc.	73,314	2,870,243
	Scripps Networks Interactive	21,200	879,800
	Time Warner Cable, Inc.	82,797	3,426,968
	Time Warner, Inc.	268,698	7,829,860
	Viacom, Inc., Class B (b)	142,029	4,222,522
	The Walt Disney Co. (a)	442,640	14,275,140
	The Washington Post Co., Class B	1,406	618,078

			66,111,285

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Metals & Mining - 1.1%	AK Steel Holding Corp.	21,700	$463,295
	Alcoa, Inc. (a)	217,628	3,508,163
	Allegheny Technologies, Inc.	22,713	1,016,861
	Cliffs Natural Resources, Inc.	28,400	1,308,956
	Freeport-McMoRan Copper & Gold, Inc., Class B	97,175	7,802,181
	Newmont Mining Corp.	109,377	5,174,626
	Nucor Corp.	69,831	3,257,616
	Titanium Metals Corp.	20,000	250,400
	United States Steel Corp.	31,431	1,732,477

			24,514,575

Multi-Utilities - 1.4%	Ameren Corp. (a)	54,162	1,513,828
	CMS Energy Corp. (a)	54,931	860,219
	CenterPoint Energy, Inc.	85,058	1,234,191
	Consolidated Edison, Inc.	61,502	2,794,036
	DTE Energy Co.	38,153	1,663,089
	Dominion Resources, Inc.	134,118	5,219,872
	Integrys Energy Group, Inc.	18,870	792,351
	NiSource, Inc.	67,915	1,044,533
	PG&E Corp. (a)	82,031	3,662,684
	Public Service Enterprise Group, Inc.	111,900	3,720,675
	SCANA Corp.	27,400	1,032,432
	Sempra Energy (a)	54,138	3,030,645
	TECO Energy, Inc. (a)	52,616	853,432
	Wisconsin Energy Corp.	28,000	1,395,240
	Xcel Energy, Inc. (a)	107,426	2,279,580

			31,096,807

Multiline Retail - 0.8%	Big Lots, Inc. (b)	19,482	564,588
	Family Dollar Stores, Inc.	28,333	788,507
	JCPenney Co., Inc.	52,354	1,393,140
	Kohl’s Corp. (b)	68,154	3,675,545
	Macy’s, Inc.	91,966	1,541,350
	Nordstrom, Inc.	37,232	1,399,179
	Sears Holdings Corp. (a)(b)	10,777	899,341
	Target Corp.	169,464	8,196,974

			18,458,624

Office Electronics - 0.1%	Xerox Corp. (a)	203,061	1,717,896

Oil, Gas & Consumable Fuels - 9.6%	Anadarko Petroleum Corp.	110,587	6,902,840
	Apache Corp.	75,603	7,799,961
	Cabot Oil & Gas Corp., Class A	24,700	1,076,673
	Chesapeake Energy Corp.	144,661	3,743,827
	Chevron Corp.	459,429	35,371,439
	ConocoPhillips	338,605	17,292,557
	Consol Energy, Inc.	42,048	2,093,990
	Denbury Resources, Inc. (b)	60,600	896,880
	Devon Energy Corp.	99,764	7,332,654
	EOG Resources, Inc.	56,422	5,489,861
	El Paso Corp.	167,659	1,648,088

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Exxon Mobil Corp. (a)(d)	1,085,127	$73,994,810
	Hess Corp.	64,684	3,913,382
	Marathon Oil Corp.	157,858	4,928,327
	Massey Energy Co.	17,900	751,979
	Murphy Oil Corp.	45,059	2,442,198
	Noble Energy, Inc.	40,300	2,870,166
	Occidental Petroleum Corp.	185,219	15,067,566
	Peabody Energy Corp.	59,542	2,691,894
	Pioneer Natural Resources Co.	28,000	1,348,760
	Range Resources Corp.	34,100	1,699,885
	Southwestern Energy Co. (b)	76,800	3,701,760
	Spectra Energy Corp.	149,461	3,065,445
	Sunoco, Inc.	27,108	707,519
	Tesoro Corp.	32,100	434,955
	Valero Energy Corp.	124,560	2,086,380
	Williams Cos., Inc.	136,767	2,883,048
	XTO Energy, Inc.	131,803	6,132,794

			218,369,638

Paper & Forest Products - 0.3%	International Paper Co.	100,584	2,693,639
	MeadWestvaco Corp.	40,115	1,148,492
	Weyerhaeuser Co.	50,012	2,157,518

			5,999,649

Personal Products - 0.3%	Avon Products, Inc.	99,258	3,126,627
	The Estée Lauder Cos., Inc., Class A	27,332	1,321,776
	Mead Johnson Nutrition Co.	45,100	1,970,870

			6,419,273

Pharmaceuticals - 6.4%	Abbott Laboratories (d)	352,954	19,055,986
	Allergan, Inc.	71,808	4,524,622
	Bristol-Myers Squibb Co.	395,031	9,974,533
	Eli Lilly & Co.	227,656	8,129,596
	Forest Laboratories, Inc. (b)	71,774	2,304,663
	Johnson & Johnson (a)	629,637	40,554,919
	King Pharmaceuticals, Inc. (b)	58,173	713,783
	Merck & Co, Inc.	700,117	25,582,275
	Mylan, Inc. (a)(b)	70,843	1,305,636
	Pfizer, Inc.	1,841,656	33,499,723
	Watson Pharmaceuticals, Inc. (b)	24,607	974,683

			146,620,419

Professional Services - 0.1%	Dun & Bradstreet Corp.	13,000	1,096,810
	Equifax, Inc.	30,254	934,546
	Monster Worldwide, Inc. (b)	28,851	502,007
	Robert Half International, Inc. (a)	37,092	991,469

			3,524,832

Real Estate Investment Trusts (REITs) - 1.2%	Apartment Investment & Management Co., Class A	31,070	494,634
	AvalonBay Communities, Inc. (a)	17,227	1,414,509
	Boston Properties, Inc.	32,146	2,156,032
	Equity Residential	63,736	2,153,002

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	HCP, Inc.	67,100	$2,049,234
	Health Care REIT, Inc.	25,900	1,147,888
	Host Marriott Corp.	142,477	1,662,707
	Kimco Realty Corp.	86,541	1,170,900
	Plum Creek Timber Co., Inc. (a)	36,630	1,383,149
	ProLogis (a)	103,564	1,417,791
	Public Storage (a)	29,946	2,439,102
	Simon Property Group, Inc. (a)	63,828	5,093,474
	Ventas, Inc.	34,900	1,526,526
	Vornado Realty Trust (a)	36,014	2,518,819

			26,627,767

Real Estate Management & Development - 0.0%	CB Richard Ellis Group, Inc. (b)	56,491	766,583

Road & Rail - 1.0%	Burlington Northern Santa Fe Corp.	60,902	6,006,155
	CSX Corp.	89,210	4,325,793
	Norfolk Southern Corp.	84,402	4,424,353
	Ryder System, Inc.	13,847	570,081
	Union Pacific Corp.	113,310	7,240,509

			22,566,891

Semiconductors & Semiconductor Equipment - 2.6%	Advanced Micro Devices, Inc. (a)(b)	131,982	1,277,586
	Altera Corp.	62,204	1,407,676
	Analog Devices, Inc.	67,798	2,141,061
	Applied Materials, Inc.	296,080	4,127,355
	Broadcom Corp., Class A (b)	98,664	3,102,983
	Intel Corp.	1,266,053	25,827,481
	KLA-Tencor Corp.	37,266	1,347,539
	LSI Corp. (b)	151,275	909,163
	Linear Technology Corp.	51,769	1,581,025
	MEMC Electronic Materials, Inc. (b)	52,000	708,240
	Microchip Technology, Inc. (a)	42,600	1,237,956
	Micron Technology, Inc. (a)(b)	187,243	1,977,286
	National Semiconductor Corp.	48,434	743,946
	Novellus Systems, Inc. (b)	22,692	529,631
	Nvidia Corp. (b)	122,311	2,284,769
	Teradyne, Inc. (b)	39,861	427,709
	Texas Instruments, Inc.	282,712	7,367,475
	Xilinx, Inc.	58,526	1,466,662

			58,465,543

Software - 4.4%	Adobe Systems, Inc. (b)	121,876	4,482,599
	Autodesk, Inc. (b)	53,223	1,352,396
	BMC Software, Inc. (b)	43,089	1,727,869
	CA, Inc.	91,824	2,062,367
	Citrix Systems, Inc. (b)	42,098	1,751,698
	Compuware Corp. (b)	57,871	418,407
	Electronic Arts, Inc. (b)	70,382	1,249,280
	Intuit, Inc. (b)	75,296	2,312,340
	McAfee, Inc. (b)	36,200	1,468,634

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Microsoft Corp.	1,766,787	$53,869,336
	Novell, Inc. (b)	81,131	336,694
	Oracle Corp.	894,619	21,953,950
	Red Hat, Inc. (b)	44,600	1,378,140
	Salesforce.com, Inc. (b)	25,100	1,851,627
	Symantec Corp. (b)	187,418	3,352,908

			99,568,245

Specialty Retail - 1.9%	Abercrombie & Fitch Co., Class A	18,082	630,158
	AutoNation, Inc. (a)(b)	24,813	475,169
	AutoZone, Inc. (b)	6,164	974,343
	Bed Bath & Beyond, Inc. (b)	58,466	2,258,541
	Best Buy Co., Inc.	75,657	2,985,425
	GameStop Corp., Class A (b)	34,200	750,348
	The Gap, Inc.	104,599	2,191,349
	Home Depot, Inc.	388,073	11,226,952
	Limited Brands, Inc. (a)	64,843	1,247,579
	Lowe’s Cos., Inc.	331,689	7,758,206
	O’Reilly Automotive, Inc. (b)	31,500	1,200,780
	Office Depot, Inc. (b)	64,547	416,328
	RadioShack Corp.	29,229	569,966
	Ross Stores, Inc.	26,400	1,127,544
	The Sherwin-Williams Co.	22,848	1,408,579
	Staples, Inc.	160,593	3,948,982
	TJX Cos., Inc.	93,072	3,401,782
	Tiffany & Co. (a)	28,863	1,241,109

			43,813,140

Textiles, Apparel & Luxury Goods - 0.5%	Coach, Inc.	73,908	2,699,859
	Nike, Inc., Class B (a)	88,155	5,824,401
	Polo Ralph Lauren Corp.	13,218	1,070,394
	VF Corp.	20,794	1,522,953

			11,117,607

Thrifts & Mortgage Finance - 0.1%	Hudson City Bancorp, Inc.	115,119	1,580,584
	People’s United Financial, Inc.	81,100	1,354,370

			2,934,954

Tobacco - 1.5%	Altria Group, Inc. (a)	472,937	9,283,753
	Lorillard, Inc.	35,200	2,824,096
	Philip Morris International, Inc.	434,637	20,945,157
	Reynolds American, Inc.	39,661	2,100,843

			35,153,849

Trading Companies & Distributors - 0.1%	Fastenal Co. (a)	30,600	1,274,184
	W.W. Grainger, Inc.	14,492	1,403,260

			2,677,444

Wireless Telecommunication Services - 0.3%	American Tower Corp., Class A (b)	93,700	4,048,777
	MetroPCS Communications, Inc. (b)	60,300	460,089
	Sprint Nextel Corp. (b)	668,252	2,445,802

			6,954,668

	Total Long-Term Investments (Cost - $2,113,788,571) - 99.4%		2,266,106,324

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(e)	4,444,194	$4,444,194

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(e)(f)	$270,314	270,313,884

Total Short-Term Securities (Cost - $274,758,078) - 12.1%		274,758,078

Total Investments (Cost - $2,388,546,649*) - 111.5%		2,540,864,402
Liabilities in Excess of Other Assets - (11.5)%		(262,205,790)

Net Assets - 100.0%		$2,278,658,612

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,939,009,281

Gross unrealized appreciation	$816,914,799
Gross unrealized depreciation	(215,059,678)

Net unrealized appreciation	$601,855,121

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost		Realized Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$4,444,194	[1]	—		—	$43,081
BlackRock Liquidity Series, LLC Cash Sweep Series	—		$36,541,122	[2]	—	$27,655
BlackRock Liquidity Series, LLC Money Market Series	$241,458,239	[1]	—		—	$687,929
The PNC Financial Services Group, Inc.	$3,886,138		$2,749,914		$(2,358,687)	$101,431

[1]	Represents net purchase cost.

[2]	Represents net sale cost.

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from securities loans.

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for this report, which may combine industry sub-classification for reporting ease.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2009

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

36	S&P 500 Index	March 2010	$10,000,939	$(4,639)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments[1]	$2,266,106,324
Short-Term Securities	4,444,194

Total Level 1	2,270,550,518

Level 2 - Short-Term Securities	270,313,884
Level 3	—

Total	$2,540,864,402

[1]See above Schedule of Investments for values in each industry.

Valuation Inputs	Other Financial Instruments[2]

Liabilities

Level 1	$(4,639)
Level 2	—
Level 3	—

Total	$(4,639)

2Other financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Directors of
Quantitative Master Series LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master S&P 500 Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the Master LLC) as of December 31, 2009, and for the year then ended and have issued our report thereon dated February 26, 2010 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Master LLC’s Schedule of Investments (the “Schedule”) as of December 31, 2009 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Master LLC’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Master LLC referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
February 26, 2010
Princeton, New Jersey

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock S&P 500 Index Fund of BlackRock Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: February 23, 2010